SECOND AMENDMENT TO MANAGEMENT AGREEMENT

Dated February 14, 2008

This Second Amendment to Management Agreement (this “Amendment”) is made to the Management Agreement (the “Agreement”), dated March 30, 2007, by and between ZelnickMedia Corporation, a New York corporation (“ZelnickMedia”) and Take-Two Interactive Software, Inc., a Delaware corporation (the “Company”), as amended on July 26, 2007.

WHEREAS, the Company acknowledges and agrees that ZelnickMedia has and continues to provide services in excess of those required to be performed by ZelnickMedia pursuant to the terms of the Agreement, including by providing the services of Benjamin Feder as Chief Executive Officer of the Company, and

WHEREAS, the Company desires to make such services available on a permanent basis for the term of the Agreement;

NOW, THEREFORE, in consideration of the foregoing and the respective agreements hereinafter set forth, and the mutual benefits to be derived herefrom, ZelnickMedia and the Company hereby agree as follows:

1. Management Fee. Section 4 of the Agreement shall be amended and restated in its entirety as follows:

“4. Management Fee. On the first day of each month during the term of this Agreement (each, a “Payment Date”), beginning April 1, 2008, the Company shall pay to ZelnickMedia a monthly management fee of $208,333.33 ($2,500,000 per annum) in immediately available funds (the “Management Fee”). On March 1, 2008, the Company shall pay to ZelnickMedia a monthly management fee of $62,500, unless this Agreement is terminated in accordance with its terms prior to such date.”

2. Annual Bonus. Section 5 of the Agreement shall be amended and restated in its entirety as follows:

“5. Annual Bonus. In addition to the Management Fee, ZelnickMedia shall receive an annual bonus (the “Annual Bonus”) of up to $2,500,000 for each fiscal year of the Company ending on or after October 31, 2008; provided, that the maximum Annual Bonus for the fiscal year ending October 31, 2008 shall be pro rated to reflect a maximum Annual Bonus of $750,000 prior to April 1, 2008, as determined by the Compensation Committee of the Board. The actual amount of the Annual Bonus shall be determined by the Compensation Committee of the Board with respect to each fiscal year ending after the date hereof, and shall be payable within 15 days of the Company’s receipt of its audited financial statements for the applicable fiscal year, but in any event paid prior to March 15 of the calendar year following the fiscal year to which the Annual Bonus relates, as follows::

i.	In the event actual results in a given fiscal year during the term of this Agreement are less than 80% of the Target (as defined below), the Annual Bonus shall be zero.

ii.
In the event actual results in a given fiscal year during the term of this Agreement are equal to or greater than 80% of the Target but less than 100% of the Target, the Annual Bonus shall be between zero and $1,250,000, pro rated on a straight-line basis between 80% and 100% based upon the actual percentage of Target achieved.

iii.
In the event actual results in a given fiscal year during the term of this Agreement are equal to or greater than 100% of the Target but less than 120% of the Target, the Annual Bonus shall be between $1,250,000 and $2,500,000, pro rated on a straight-line basis between 100% and 120% based upon the actual percentage of Target achieved.

iv.	In the event actual results in a given fiscal year during the term of the Agreement are equal to or greater than 120% of the Target, the Annual Bonus shall be $2,500,000.

For example, if the actual results in a given fiscal year are 110% of the Target (as defined in the Agreement), the Annual Bonus shall be $1,875,000 (without giving effect to the proviso in the first sentence of this Section 5).

The term “Target” shall mean budgeted EBITDA of the Company (or other measurement of financial performance reasonably determined by the members of the Board, excluding the designees of ZelnickMedia pursuant to Section 3 above, and agreed with ZelnickMedia for a particular year), determined within 30 days of the beginning of that year by mutual agreement of the Company and ZelnickMedia, each acting reasonably and in good faith, and measured without giving effect to any payments under this Agreement.”

3. Personnel. Section 3 of the Agreement shall be amended and restated in its entirety as follows:

“3. Personnel.

(i) ZelnickMedia shall provide and devote to the performance of this Agreement such employees, agents and representatives of ZelnickMedia, and for such time, as ZelnickMedia shall deem appropriate for the furnishing of the services required hereunder. Notwithstanding the generality of the foregoing, it is agreed that in the performance of its duties hereunder, ZelnickMedia shall make available the following individuals to provide the described services:

(A) During the term of the Agreement Strauss Zelnick shall serve as the Executive Chairman of the Board, and shall devote a sufficient amount of his business time to the performance of his duties during the term of this Agreement, consistent with past practice.

(B) Benjamin Feder shall serve as Chief Executive Officer (“CEO”) of the Company and shall enter into an employment agreement setting forth the duties of such position and providing for an annual salary of $1.00.

(C) Karl Slatoff shall serve as an Executive Vice President of the Company and shall enter into an employment agreement setting forth the duties of such position and providing for an annual salary of $1.00.

(D) Other ZelnickMedia personnel as appropriate, shall provide services to the Company on a project-by-project, as needed basis.

(ii) In the event that Mr. Feder or any other employee of ZelnickMedia acting in an executive capacity for the Company is unable or unavailable to serve as CEO of the Company or such other capacity, as the case may be, ZelnickMedia shall provide a qualified individual to serve in such capacity, who must be reasonably satisfactory to the Board. If ZelnickMedia does not provide a qualified replacement reasonably acceptable to the Board within a reasonable period of time, the Company may fill such position with a person not affiliated with ZelnickMedia and deduct the costs of such person’s compensation (including cash and equity compensation) from ZelnickMedia’s compensation under the Agreement; provided, however, that such costs shall not be deducted from ZelnickMedia’s compensation hereunder if Mr. Feder or such other employee of ZelnickMedia, as applicable, is terminated by the Company without Cause or resigns for Good Reason (each as defined in such person’s employment agreement with the Company). The Compensation Committee of the Board of Directors of the Company shall determine the value of the equity awarded to such replacement person and the appropriate deductions from the cash and equity compensation payable to ZelnickMedia (including, the Management Fee and Annual Bonus, and the equity awards pursuant to Section 6 below); provided, however, that in no event shall ZelnickMedia be required to forfeit any cash compensation paid to ZelnickMedia or any vested equity awards, whether granted pursuant to Section 6 below or otherwise.”

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4. Equity Award. The following shall be added to Section 6 of the Agreement immediately prior to the final paragraph of such Section 6:

“ZelnickMedia (or upon the prior written notice of ZelnickMedia to the Company, an affiliate of ZelnickMedia) shall be entitled to receive 600,000 shares of time-based restricted stock of the Company and 900,000 shares of performance-based restricted stock of the Company, pursuant to and in accordance with the terms and conditions of the agreements attached as Exhibit A and Exhibit B hereto, respectively (the “Grant Agreements”), to be granted on the Issuance Date (as defined in the Second Amendment to the Management Agreement). In the event that there is a Change in Control on or after the Effective Date and prior to the Issuance Date, the Board shall act in good faith to take all reasonably necessary actions to compensate ZelnickMedia for the economic value it could have received if such Change in Control had occurred following the Issuance Date in accordance with the terms and conditions of each of the Grant Agreements.

All shares of restricted stock granted pursuant to the Grant Agreements shall be subject to the restrictions and benefits set forth in the last paragraph of this Section 6. Notwithstanding anything to the contrary contained in Section 8 of the Agreement, upon any Change in Control, the shares of restricted stock granted pursuant to the Grant Agreements shall vest solely in accordance with the terms of the respective Grant Agreement and Section 8 of the Agreement shall have no effect with respect to such shares of restricted stock.“

5. Registration Statement. The following shall be added as Section 23 of the Agreement:

“23. Registration Statement. Subject to the receipt of necessary information from ZelnickMedia (or its designated affiliate, if applicable) for inclusion in such filing, the Company shall, within six months of the Effective Date, file a registration statement on Form S-3 (or any applicable successor registration form) (the “Registration Statement”) covering the shares of the common stock granted to ZelnickMedia pursuant to Section 6 above, including the shares of common stock issuable upon exercise of the stock option granted to ZelnickMedia on August 27, 2007. The Company shall use its reasonable best efforts to prepare and file with the Securities and Exchange Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective and free from any material misstatement or omission to state a material fact until such time as all such shares of common stock have been sold pursuant to a registration statement or are otherwise freely tradeable.”

6. Term. The term of the Agreement, as set forth in Section 8 thereof, shall be extended by one (1) year, to expire on October 31, 2012. Accordingly, all references to October 31, 2011 contained in the Agreement shall be replaced with “October 31, 2012”.

7. Transfer to ZM Capital. Pursuant to Section 16 of the Agreement, the Company hereby consents to the assignment by ZelnickMedia of all of its rights and obligations under the Agreement to ZM Capital Advisors, LLC, a Delaware limited liability company (“ZM Capital”); provided, however, that ZelnickMedia shall remain liable for all of the obligations hereunder and under the Agreement. In the event ZelnickMedia elects to effect such assignment to ZM Capital, it shall cause ZM Capital to execute a joinder agreement to the Agreement in form and substance reasonably acceptable to the Company.

8. Additional Compensation. In the event that the there is a Change in Control (as defined in the Agreement) the Compensation Committee of the Board of Directors of the Company shall consider in good faith (taking into consideration such factors including, but not limited to, (x) the contributions of ZelnickMedia and its personnel to the Company pursuant to the Management Agreement and otherwise, and (y) the cash and equity compensation paid to ZelnickMedia by the Company during the term of the Agreement including, without limitation, in connection with such Change in Control) and recommend to the independent members of the Board, the amount of additional compensation, if any, to be paid to ZelnickMedia in connection with such Change in Control. The independent members of the Board shall consider such recommendation and determine in good faith (taking into consideration such factors including, but not limited to, (x) the contributions of ZelnickMedia and its personnel to the Company pursuant to the Management Agreement and otherwise, and (y) the cash and equity compensation paid to ZelnickMedia by the Company during the term of the Agreement including, without limitation, in connection with such Change in Control) the amount of additional compensation, if any, to be paid to ZelnickMedia in connection with such Change in Control.

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9. Recommendation. The Company shall include the Proposals (as defined below) in the proxy statement for the 2008 annual meeting of the stockholders of the Company and the Board shall recommend that the stockholders vote “FOR” the Proposals.

10. No Further Amendments. ZelnickMedia and the Company acknowledge and agree that the Agreement, as amended by the First Amendment to the Agreement and this Amendment, will not be further revised during the balance of the term of the Agreement.

11. Effective Date. This Amendment, other than Sections 4, 5 and 10 (the “Contingent Provisions”), shall be binding upon the parties as of the date hereof. The Contingent Provisions shall be of no force or effect unless and until, at the 2008 annual meeting of stockholders of the Company, such stockholders approve an amendment to the Company’s Incentive Stock Plan to permit grants of equity awards to consultants and to increase the number of shares authorized for issuance under such plan (the “Proposals”). In the event such amendment is approved by the stockholders of the Company, then the Contingent Provisions shall become effective on and as of the date of the 2008 annual meeting of stockholders of the Company (the “Effective Date”) and the shares of restricted stock described in Section 4 above shall be granted on the earlier of (i) the fifth trading day following the filing of the Company’s Quarterly Report on Form 10-Q for its second fiscal quarter (ending April 30, 2008), currently anticipated to be in June 2008 and (ii) June 30, 2008 (such earlier date, the “Issuance Date”). If such amendment to the Company’s Incentive Stock Plan is not approved at the 2008 annual meeting, then the Contingent Provisions will be null and void and the parties will have no obligations thereunder.

12. Miscellaneous. Except as expressly provided herein, the Agreement remains unchanged and in full force and effect. This Amendment may be executed and delivered by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and both of which taken together shall constitute one and the same agreement. This Amendment and any dispute arising hereunder shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

* * * * *
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered on the date and year first above written.

ZELNICKMEDIA CORPORATION

By:	/s/ Strauss Zelnick
Name: Strauss Zelnick
Title: President

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:	/s/ Michael Dornemann
Name: Michael Dornemann
Title: Director

By:	/s/ Seth D. Krauss
Name: Seth D. Krauss
Title: Executive Vice President and General Counsel.

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EXHIBIT A

RESTRICTED STOCK AGREEMENT
PURSUANT TO THE
TAKE-TWO INTERACTIVE SOFTWARE, INC.
INCENTIVE STOCK PLAN

This Restricted Stock Agreement (this “Agreement”), dated June [ ], 2008, is made by and between Take-Two Interactive Software, Inc. (the “Company”) and [                           ] (the “Participant”).

WITNESSETH:

WHEREAS, the Company has adopted the Take-Two Interactive Software, Inc. Incentive Stock Plan, as amended through the date hereof (the “Plan”), which is administered by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”);

WHEREAS, pursuant to Section 5 of the Plan, the Committee may grant to Consultants shares of its common stock, par value $0.01 per share (“Common Stock”);

WHEREAS, pursuant to the Management Agreement between ZelnickMedia Corporation (“ZelnickMedia”) and the Company, dated as of March 30, 2007, as amended on July 26, 2007 and February 14, 2008 (the “Management Agreement”), the Company agreed to issue to ZelnickMedia or one its designated affiliates, and the Committee has approved the grant of, the Common Stock set forth herein; and

WHEREAS, such shares of Common Stock granted to the Participant hereunder are to be subject to certain restrictions prior to and following the vesting thereof.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Shares. Subject to the restrictions, terms and conditions of this Agreement, the Company hereby awards, effective as of the date hereof, to the Participant Six Hundred Thousand (600,000) shares of duly authorized, validly issued, fully paid and non-assessable Common Stock (the “Shares”). Pursuant to Sections 2(a), 3(c) and 3(d) hereof, the Shares are subject to certain transfer restrictions and possible risk of forfeiture. While such restrictions are in effect, the Shares subject to such restrictions shall be referred to herein as “Restricted Stock.”

2. Restrictions on Transfer.

(a) Restricted Stock. The Participant shall not sell, transfer, pledge, hypothecate, assign or otherwise dispose of the Restricted Stock, except as set forth in the Plan or this Agreement. Any attempted sale, transfer, pledge, hypothecation, assignment or other disposition of the Restricted Stock in violation of the Plan or this Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent. Restricted Stock shall be transferable to any affiliate of the Participant, in whole or in part, provided that such Shares shall remain subject to the terms of this Agreement and each transferee agrees in writing to take such Shares subject to and to comply with the restrictions on transfer contained in this Agreement.

(b) Common Stock. Until October 31, 2012 or earlier if the Management Agreement is earlier terminated in accordance with its terms, the Participant shall not sell or otherwise dispose (other than to an affiliate or employee of the Participant) of any shares of Common Stock acquired hereunder and the preceding restriction shall not be waivable by the Company without the approval of stockholders holding a majority of the Company’s outstanding voting securities at the time such approval is given; provided, however, that the foregoing shall not limit the right of the Participant and/or any Permitted Transferee (as defined below) to sell or otherwise dispose of that number of shares of Common Stock necessary to satisfy any taxes imposed on the Participant, its shareholders, its affiliates and/or its members or partners, or Permitted Transferees, as a result of the vesting of the shares of Restricted Stock hereunder or in connection with the transfer of shares by the Participant to such Permitted Transferee; provided, further, that in connection with any transfer of shares by the Participant to Permitted Transferee, each such transferee agrees in writing to take such Shares subject to and comply with the restrictions on transfer contained in this Agreement. For purposes of this Agreement, “Permitted Transferee” shall mean (i) an affiliate or employee of the Participant, (ii) any transfer for estate planning purposes to or for the benefit of any spouse, child or grandchild of an employee of the Participant or its affiliates, or (iii) any trust or partnership for the benefit of any of the foregoing individuals, including transfers by will or the laws of descent and distribution.

3. Restricted Stock.

(a) Retention of Certificates. Promptly after the date of this Agreement, the Company shall issue stock certificates representing the Restricted Stock unless it elects to recognize such ownership through book entry or another similar method pursuant to Section 8 herein. The stock certificates shall be registered in the Participant’s name and shall bear any legend required under the Plan or Section 4 hereof. Unless held in book entry form, such stock certificates shall be held in custody by the Company (or its designated agent) until the restrictions thereon shall have lapsed. The Participant shall deliver to the Company a duly signed stock power, endorsed in blank, relating to the Restricted Stock; provided, that such stock power shall provide that it may only be used to effect a transfer back to the Company upon the forfeiture by the Participant of the Restricted Stock in accordance with the provisions of this Agreement. If the Participant receives a stock dividend or extraordinary cash dividend on the Restricted Stock or the Restricted Stock is split or the Participant receives any other shares, securities, moneys or property representing a dividend on the Restricted Stock (other than regular cash dividends and other cash equivalent distributions on and after the date of this Agreement) or representing a distribution or return of capital upon or in respect of the Restricted Stock or any part thereof, or resulting from a split-up, reclassification or other like changes of the Restricted Stock, or otherwise received in exchange therefor, and any warrants, rights or options issued to the Participant in respect of the Restricted Stock (collectively “RS Property”), the Participant will also immediately deposit with and deliver to the Company any of such RS Property, including any certificates representing shares duly endorsed in blank or accompanied by stock powers duly executed in blank (provided, that such stock powers shall provide that they may only be used to effect a transfer back to the Company upon the forfeiture by the Participant of such RS Property in accordance with the provisions of this Agreement), and such RS Property shall be subject to the same restrictions, including that of this Section 3(a), as the Restricted Stock with regard to which they are issued and shall herein be encompassed within the term “Restricted Stock.”

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(b) Rights with Regard to Restricted Stock. The Participant will have the right to vote the Restricted Stock, to receive and retain any regular cash dividends and other cash equivalent distributions (but not any dividends that constitute RS Property) payable to holders of Common Stock of record on and after the transfer of the Restricted Stock (although such dividends shall be treated, to the extent required by applicable law, as additional compensation for tax purposes if paid on Restricted Stock and any dividends that constitute RS Property will be subject to the restrictions provided herein), and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to the Restricted Stock set forth in the Plan, including the right to tender the Restricted Stock (although the consideration received in respect thereof shall be treated as “Restricted Stock” hereunder), with the exceptions that: (i) the Participant will not be entitled to delivery of the stock certificate or certificates representing the Restricted Stock until the Restriction Period shall have expired; (ii) the Company (or its designated agent) will retain custody of the stock certificate or certificates representing the Restricted Stock and the other RS Property during the Restriction Period; (iii) no RS Property shall bear interest or be segregated in separate accounts during the Restriction Period; and (iv) the Participant may not sell, assign, transfer, pledge, hypothecate, exchange, encumber or otherwise dispose of the RS Property during the Restriction Period except as otherwise permitted under the Plan or this Agreement.

(c) Vesting.

(i) The Restricted Stock shall become vested and cease to be Restricted Stock (but shall remain subject to the other terms of this Agreement and the Plan) in the amounts set forth opposite the Vesting Dates listed in the table below; provided, that with respect to each tranche the Management Agreement shall not have been terminated (other than a termination by ZelnickMedia or its assignee with Good Reason (as defined in the Management Agreement) or by the Company without Cause (as defined in the Management Agreement)) (a “Termination”) prior to such date; provided, further, shares of Restricted Stock that do not vest on or prior to June [ ], 2011 shall be forfeited and shall revert back to the Company without any payment to the Participant, and the Participant shall thereafter have no rights with respect to such shares of Restricted Stock; provided, further, that all shares of Restricted Stock shall immediately vest in the event the Management Agreement is terminated by the Company without Cause or by ZelnickMedia or its assignee for Good Reason.

Vesting Date	Shares Vested

June [ ], 2009	200,000
June [ ], 2010	200,000
June [ ], 2011	200,000

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(ii) There shall be no proportionate or partial vesting prior to any Vesting Date with respect to the Shares scheduled to vest on such Vesting Date.

(iii) In the event of a Change in Control (as defined in the Management Agreement) prior to June [ ], 2011, all shares of Restricted Stock shall become vested and cease to be Restricted Stock immediately prior to the consummation of such Change in Control. Notwithstanding the foregoing, if (w) prior to the Effective Date (as defined in the Second Amendment to the Management Agreement), the Company shall have received a bona fide indication of interest in, or offer to enter into, a business combination (an “Offer”) from a third party, (x) such Offer shall specify, with some degree of particularity, the material terms thereof (y) the existence of the Offer is not publicly disclosed or confirmed by the Company or such third party prior to the Effective Date, and (z) the transaction proposed by such Offer is consummated prior to November 14, 2008 and the consummation of such transaction constitutes a Change in Control, then the preceding sentence shall not apply and the Committee shall consider in good faith, taking into consideration such factors including, but not limited to, the contributions of ZelnickMedia and its personnel to the Company pursuant to the Management Agreement and otherwise, and recommend to the independent members of the Board, a number of shares of Restricted Stock, if any, to become vested and cease to be Restricted Stock in connection with such Change in Control. The independent members of the Board shall consider such recommendation and determine in good faith, taking into consideration such factors including, but not limited to, the contributions of ZelnickMedia and its personnel to the Company pursuant to the Management Agreement and otherwise, the number of shares of Restricted Stock, if any, which shall become vested and cease to be Restricted Stock in connection with such Change in Control and the remaining shares of Restricted Stock shall be forfeited to the Company without compensation other than the repayment of any par value paid by the Participant for such Shares (if any).

(iv) When any Shares of Restricted Stock become vested, the Company shall promptly issue and deliver, unless the Company is using a book entry or similar method pursuant to Section 8 of this Agreement, to the Participant a new stock certificate registered in the name of the Participant for such Shares without the legend set forth in Section 4 hereof and deliver to the Participant any related other RS Property, subject to applicable withholding.

(d) Forfeiture. The Participant shall forfeit to the Company, without compensation, other than repayment of any par value paid by the Participant for such Shares (if any), any and all Restricted Stock and RS Property the termination of the Management Agreement by the Company for Cause or by ZelnickMedia or its assignee without Good Reason. For the avoidance of doubt, any shares of Common Stock which become vested and cease to be Restricted Stock pursuant to the terms of Section 3(c) above shall not be subject to forfeiture pursuant to this Section 3(d).

(e) Taxes. The Participant shall be solely responsible for all applicable federal, state and local or foreign taxes the Participant incurs from the grant or vesting of the Restricted Stock.

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(f) Section 83(b). If the Participant properly elects (as required by Section 83(b) of the Code) within 30 days after the grant of the Restricted Stock to include in gross income for federal income tax purposes in the year of issuance the fair market value of all or a portion of such Shares of Restricted Stock, the Participant shall be solely responsible for any federal, state or local taxes the Participant incurs in connection with such election. The Participant acknowledges that it is the Participant’s sole responsibility, and not the Company’s, to file timely and properly the election under Section 83(b) of the Code and any corresponding provisions of state tax laws if the Participant elects to utilize such election.

(g) Delivery Delay. The delivery of any certificate representing the Restricted Stock or other RS Property may be postponed by the Company for such period as may be required for it to comply with any applicable federal or state securities law, or any national securities exchange listing requirements and the Company is not obligated to issue or deliver any securities if, in the opinion of counsel for the Company, the issuance of such Shares shall constitute a violation by the Participant or the Company of any provisions of any applicable federal or state law or of any regulations of any governmental authority or any national securities exchange.

4. Legend. All certificates representing the Restricted Stock shall have endorsed thereon the following legends:

(a) “The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Take-Two Interactive Software, Inc. (the “Company”) Incentive Stock Plan (as the same may be amended or supplemented from time to time, the “Plan”) and an agreement entered into between the registered owner and the Company evidencing the award under the Plan. Copies of such Plan and agreement are on file at the principal office of the Company.”

(b) Any legend required to be placed thereon by applicable blue sky laws of any state.

Notwithstanding the foregoing, in no event shall the Company be obligated to issue a certificate representing the Restricted Stock prior to the vesting dates set forth above.

5. Securities Representations. The Shares are being issued to the Participant and this Agreement is being made by the Company in reliance upon the following express representations and warranties of the Participant.

The Participant acknowledges, represents and warrants that:

(a) the Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Act”) and in this connection the Company is relying in part on the Participant’s representations set forth in this section.

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(b) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Act, the Shares must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such Shares and, other than pursuant to the Management Agreement, the Company is under no obligation to register the Shares (or to file a “re-offer prospectus”).

(c) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Act, the Participant understands that the exemption from registration under Rule 144 will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

6. No Obligation to Continue Service. This Agreement is not an agreement of consultancy. This Agreement does not guarantee that the Company or its affiliates will retain, or continue to retain, the Participant during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which the Restricted Stock is outstanding, nor does it modify in any respect the Company or its affiliate’s right to terminate or modify the Participant’s consultancy or compensation.

7. Power of Attorney. The Company, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments and transfers of the Restricted Stock, Shares and property provided for herein, and the Participant hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for the purpose.

8. Uncertificated Shares. Notwithstanding anything else herein, to the extent permitted under applicable law, the Company may, issue the Restricted Stock in the form of uncertificated shares. Such uncertificated shares of Restricted Stock shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant. If thereafter certificates are issued with respect to the uncertificated shares of Restricted Stock, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.

9. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. Capitalized terms in this Agreement that are not otherwise defined shall have the same meaning as set forth in the Plan. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. This Agreement, the Plan and the Management Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

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10. Notices. Any notice or communication given hereunder (each a “Notice”) shall be in writing and shall be sent by personal delivery, by courier or by United States mail (registered or certified mail, postage prepaid and return receipt requested), to the appropriate party at the address set forth below:

If to the Company, to:

Take-Two Interactive Software, Inc.
622 Broadway
New York, New York 10012
Attention: General Counsel

If to the Participant, to:

or such other address or to the attention of such other person as a party shall have specified by prior Notice to the other party. Each Notice will be deemed given and effective upon actual receipt (or refusal of receipt).

11. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement will be governed by, and construed in accordance with, the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

12. Consent to Jurisdiction. In the event of any dispute, controversy or claim between the Company or any affiliate and the Participant in any way concerning, arising out of or relating to the Plan or this Agreement (a “Dispute”), including without limitation any Dispute concerning, arising out of or relating to the interpretation, application or enforcement of the Plan or this Agreement, the parties hereby (a) agree and consent to the personal jurisdiction of the courts of the State of New York located in New York County and/or the Federal courts of the United States of America located in the Southern District of New York (collectively, the “Agreed Venue”) for resolution of any such Dispute, (b) agree that those courts in the Agreed Venue, and only those courts, shall have exclusive jurisdiction to determine any Dispute, including any appeal, and (c) agree that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York. The parties also hereby irrevocably (i) submit to the jurisdiction of any competent court in the Agreed Venue (and of the appropriate appellate courts therefrom), (ii) to the fullest extent permitted by law, waive any and all defenses the parties may have on the grounds of lack of jurisdiction of any such court and any other objection that such parties may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court (including without limitation any defense that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum), and (iii) consent to service of process in any such suit, action or proceeding, anywhere in the world, whether within or without the jurisdiction of any such court, in any manner provided by applicable law. Without limiting the foregoing, each party agrees that service of process on such party pursuant to a Notice as provided in Section 11 hereof shall be deemed effective service of process on such party. Any action for enforcement or recognition of any judgment obtained in connection with a Dispute may be enforced in any competent court in the Agreed Venue or in any other court of competent jurisdiction.

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13. Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

14. Miscellaneous.

(a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

(b) In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares shall be amended to appropriately account for such event.

(c) The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

[End of text. Signature page follows.]

8

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:
Name:
Title:

PARTICIPANT:

[ZELNICKMEDIA CORPORATION]

By:
Name:
Title:
[Taxpayer Identification Number]

9

EXHIBIT B

PERFORMANCE BASED RESTRICTED STOCK AGREEMENT
PURSUANT TO THE
TAKE-TWO INTERACTIVE SOFTWARE, INC.
INCENTIVE STOCK PLAN

This Performance Based Restricted Stock Agreement (this “Agreement”), dated June [ ], 2008 (the “Grant Date”), is made by and between Take-Two Interactive Software, Inc. (the “Company”) and [                           ] (the “Participant”).

WITNESSETH:

WHEREAS, the Company has adopted the Take-Two Interactive Software, Inc. Incentive Stock Plan, as amended through the date hereof (the “Plan”), which is administered by the Compensation Committee (the “Committee”) of the Company’s Board of Directors;

WHEREAS, pursuant to Section 7 of the Plan, the Committee may grant to Consultants shares of its common stock, par value $0.01 per share (“Common Stock”);

WHEREAS, pursuant to the Management Agreement between ZelnickMedia Corporation (“ZelnickMedia”) and the Company, dated as of March 30, 2007, as amended on July 26, 2007 and February 14, 2008 (the “Management Agreement”), the Company agreed to issue to ZelnickMedia or one its designated affiliates, and the Committee has approved the grant of, the Common Stock set forth herein; and

WHEREAS, such shares of Common Stock granted to the Participant hereunder are to be subject to certain restrictions prior to and following the vesting thereof.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Grant of Shares. Subject to the restrictions, terms and conditions of this Agreement, the Company hereby awards, effective as of the date hereof, to the Participant Nine Hundred Thousand (900,000) shares of duly authorized, validly issued, fully paid and non-assessable Common Stock (the “Shares”). Pursuant to Sections 2(a), 3(c) and 3(d) hereof, the Shares are subject to certain transfer restrictions and possible risk of forfeiture. While such restrictions are in effect, the Shares subject to such restrictions shall be referred to herein as “Restricted Stock.”

2. Restrictions on Transfer.

(a) Restricted Stock. The Participant shall not sell, transfer, pledge, hypothecate, assign or otherwise dispose of the Restricted Stock, except as set forth in the Plan or this Agreement. Any attempted sale, transfer, pledge, hypothecation, assignment or other disposition of the Restricted Stock in violation of the Plan or this Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent. Restricted Stock shall be transferable to any affiliate of the Participant, in whole or in part, provided that such Shares shall remain subject to the terms of this Agreement and each transferee agrees in writing to take such Shares subject to and to comply with the restrictions on transfer contained in this Agreement.

(b) Common Stock. Until October 31, 2012 or earlier if the Management Agreement is earlier terminated in accordance with its terms, the Participant shall not sell or otherwise dispose (other than to an affiliate or employee of the Participant) of any shares of Common Stock acquired hereunder and the preceding restriction shall not be waivable by the Company without the approval of stockholders holding a majority of the Company’s outstanding voting securities at the time such approval is given; provided, however, that the foregoing shall not limit the right of the Participant and/or any Permitted Transferee (as defined below) to sell or otherwise dispose of that number of shares of Common Stock necessary to satisfy any taxes imposed on the Participant, its shareholders, its affiliates and/or its members or partners, or Permitted Transferees, as a result of the vesting of the shares of Restricted Stock hereunder or in connection with the transfer of shares by the Participant to such Permitted Transferee; provided, further, that in connection with any transfer of shares by the Participant to Permitted Transferee, each such transferee agrees in writing to take such Shares subject to and comply with the restrictions on transfer contained in this Agreement. For purposes of this Agreement, “Permitted Transferee” shall mean (i) an affiliate or employee of the Participant, (ii) any transfer for estate planning purposes to or for the benefit of any spouse, child or grandchild of an employee of the Participant or its affiliates, or (iii) any trust or partnership for the benefit of any of the foregoing individuals, including transfers by will or the laws of descent and distribution.

3. Restricted Stock.

(a) Retention of Certificates. Promptly after the date of this Agreement, the Company shall issue stock certificates representing the Restricted Stock unless it elects to recognize such ownership through book entry or another similar method pursuant to Section 8 herein. The stock certificates shall be registered in the Participant’s name and shall bear any legend required under the Plan or Section 4 hereof. Unless held in book entry form, such stock certificates shall be held in custody by the Company (or its designated agent) until the restrictions thereon shall have lapsed. The Participant shall deliver to the Company a duly signed stock power, endorsed in blank, relating to the Restricted Stock; provided, that such stock power shall provide that it may only be used to effect a transfer back to the Company upon the forfeiture by the Participant of the Restricted Stock in accordance with the provisions of this Agreement. If the Participant receives a stock dividend or extraordinary cash dividend on the Restricted Stock or the Restricted Stock is split or the Participant receives any other shares, securities, moneys or property representing a dividend on the Restricted Stock (other than regular cash dividends and other cash equivalent distributions on and after the date of this Agreement) or representing a distribution or return of capital upon or in respect of the Restricted Stock or any part thereof, or resulting from a split-up, reclassification or other like changes of the Restricted Stock, or otherwise received in exchange therefor, and any warrants, rights or options issued to the Participant in respect of the Restricted Stock (collectively “RS Property”), the Participant will also immediately deposit with and deliver to the Company any of such RS Property, including any certificates representing shares duly endorsed in blank or accompanied by stock powers duly executed in blank (provided, that such stock powers shall provide that they may only be used to effect a transfer back to the Company upon the forfeiture by the Participant of such RS Property in accordance with the provisions of this Agreement), and such RS Property shall be subject to the same restrictions, including that of this Section 3(a), as the Restricted Stock with regard to which they are issued and shall herein be encompassed within the term “Restricted Stock.”

(b) Rights with Regard to Restricted Stock. The Participant will have the right to vote the Restricted Stock, to receive and retain any regular cash dividends and other cash equivalent distributions (but not any dividends that constitute RS Property) payable to holders of Common Stock of record on and after the transfer of the Restricted Stock (although such dividends shall be treated, to the extent required by applicable law, as additional compensation for tax purposes if paid on Restricted Stock and any dividends that constitute RS Property will be subject to the restrictions provided herein), and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to the Restricted Stock set forth in the Plan, including the right to tender the Restricted Stock (although the consideration received in respect thereof shall be treated as “Restricted Stock” hereunder), with the exceptions that: (i) the Participant will not be entitled to delivery of the stock certificate or certificates representing the Restricted Stock until the Restriction Period shall have expired; (ii) the Company (or its designated agent) will retain custody of the stock certificate or certificates representing the Restricted Stock and the other RS Property during the Restriction Period; (iii) no RS Property shall bear interest or be segregated in separate accounts during the Restriction Period; and (iv) the Participant may not sell, assign, transfer, pledge, hypothecate, exchange, encumber or otherwise dispose of the RS Property during the Restriction Period except as otherwise permitted under the Plan or this Agreement.

(c) Vesting.

(i) The Restricted Stock shall become vested and cease to be Restricted Stock (but shall remain subject to the other terms of this Agreement and the Plan) based on the achievement of the performance goal described on Annex A attached hereto; provided, that the Management Agreement shall not have been terminated (other than a termination by ZelnickMedia or its assignee with Good Reason (as defined in the Management Agreement) or by the Company without Cause (as defined in the Management Agreement)) (a “Termination”) prior to the achievement of the performance goal described on Annex A; provided, further, that any shares of Restricted Stock that do not vest on or prior to June [ ], 2012 shall be forfeited and shall revert back to the Company without any payment to the Participant, and the Participant shall thereafter have no rights with respect to such shares of Restricted Stock; provided, further, that all shares of Restricted Stock shall immediately vest in the event the Management Agreement is terminated by the Company without Cause or by ZelnickMedia or its assignee for Good Reason.

(ii) In the event of a Change in Control (as defined in the Management Agreement), then the Restricted Stock shall vest or be forfeited as follows:

(A) If a Change in Control occurs on or prior to March 31, 2009, then (x) 180,000 shares of Restricted Stock shall become vested and cease to be Restricted Stock immediately prior to the consummation of such Change in Control, and (y) the Committee shall consider in good faith, taking into consideration such factors including, but not limited to, the contributions of ZelnickMedia and its personnel to the Company pursuant to the Management Agreement and otherwise, and recommend to the independent members of the Board a number of shares of Restricted Stock, if any, to become vested and cease to be Restricted Stock in connection with such Change in Control. The independent members of the Board shall consider such recommendation and determine in good faith, taking into consideration such factors including, but not limited to, the contributions of ZelnickMedia and its personnel to the Company pursuant to the Management Agreement and otherwise, the number of additional shares of Restricted Stock, if any, which shall become vested and cease to be Restricted Stock in connection with such Change in Control. Any remaining shares of Restricted Stock shall be forfeited to the Company without compensation other than the repayment of any par value paid by the Participant for such Shares (if any).

(B) Notwithstanding anything to the contrary in clause (A) of this Section 3(c)(ii), if (w) prior to the Effective Date (as defined in the Second Amendment to the Management Agreement), the Company shall have received a bona fide indication of interest in, or offer to enter into, a business combination (an “Offer”) from a third party, (x) such Offer shall specify, with some degree of particularity, the material terms thereof, (y) the existence of the Offer is not publicly disclosed or confirmed by the Company or such third party prior to the Effective Date, and (z) the transaction proposed by such Offer is consummated prior to November 14, 2008 and the consummation of such transaction constitutes a Change in Control, then Section 3(c)(ii)(A) shall not apply and the Committee shall consider in good faith, taking into consideration such factors including, but not limited to, the contributions of ZelnickMedia and its personnel to the Company pursuant to the Management Agreement and otherwise, and recommend to the independent members of the Board a number of shares of Restricted Stock, if any, to become vested and cease to be Restricted Stock in connection with such Change in Control. The independent members of the Board shall consider such recommendation and determine in good faith, taking into consideration such factors including, but not limited to, the contributions of ZelnickMedia and its personnel to the Company pursuant to the Management Agreement and otherwise, the number of shares of Restricted Stock, if any, which shall become vested and cease to be Restricted Stock in connection with such Change in Control and the remaining shares of Restricted Stock shall be forfeited to the Company without compensation other than the repayment of any par value paid by the Participant for such Shares (if any).

(C) If a Change in Control occurs on or following April 1, 2009, all shares of Restricted Stock shall become vested and cease to be Restricted Stock immediately prior to the consummation of such Change in Control.

(iii) When any Shares of Restricted Stock become vested, the Company shall promptly issue and deliver, unless the Company is using a book entry or similar method pursuant to Section 8 of this Agreement, to the Participant a new stock certificate registered in the name of the Participant for such Shares without the legend set forth in Section 4 hereof and deliver to the Participant any related other RS Property, subject to applicable withholding.

(d) Forfeiture. The Participant shall forfeit to the Company, without compensation, other than repayment of any par value paid by the Participant for such Shares (if any), any and all Restricted Stock and RS Property upon the termination of the Management Agreement by the Company for Cause or by ZelnickMedia or its assignee without Good Reason. For the avoidance of doubt, any shares of Common Stock which become vested and cease to be Restricted Stock pursuant to the terms of Section 3(c) above shall not be subject to forfeiture pursuant to this Section 3(d).

(e) Taxes. The Participant shall be solely responsible for all applicable federal, state and local or foreign taxes the Participant incurs from the grant or vesting of the Restricted Stock.

(f) Section 83(b). If the Participant properly elects (as required by Section 83(b) of the Code) within 30 days after the grant of the Restricted Stock to include in gross income for federal income tax purposes in the year of issuance the fair market value of all or a portion of such Shares of Restricted Stock, the Participant shall be solely responsible for any federal, state or local taxes the Participant incurs in connection with such election. The Participant acknowledges that it is the Participant’s sole responsibility, and not the Company’s, to file timely and properly the election under Section 83(b) of the Code and any corresponding provisions of state tax laws if the Participant elects to utilize such election.

(g) Delivery Delay. The delivery of any certificate representing the Restricted Stock or other RS Property may be postponed by the Company for such period as may be required for it to comply with any applicable federal or state securities law, or any national securities exchange listing requirements and the Company is not obligated to issue or deliver any securities if, in the opinion of counsel for the Company, the issuance of such Shares shall constitute a violation by the Participant or the Company of any provisions of any applicable federal or state law or of any regulations of any governmental authority or any national securities exchange.

4. Legend. All certificates representing the Restricted Stock shall have endorsed thereon the following legends:

(a) “The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Take-Two Interactive Software, Inc. (the “Company”) Incentive Stock Plan (as the same may be amended or supplemented from time to time, the “Plan”) and an agreement entered into between the registered owner and the Company evidencing the award under the Plan. Copies of such Plan and agreement are on file at the principal office of the Company.”

(b) Any legend required to be placed thereon by applicable blue sky laws of any state.

Notwithstanding the foregoing, in no event shall the Company be obligated to issue a certificate representing the Restricted Stock prior to the vesting dates set forth above.

5. Securities Representations. The Shares are being issued to the Participant and this Agreement is being made by the Company in reliance upon the following express representations and warranties of the Participant.

The Participant acknowledges, represents and warrants that:

(a) the Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Act”) and in this connection the Company is relying in part on the Participant’s representations set forth in this section.

(b) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Act, the Shares must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such Shares and, other than pursuant to the Management Agreement, the Company is under no obligation to register the Shares (or to file a “re-offer prospectus”).

(c) If the Participant is deemed an affiliate within the meaning of Rule 144 of the Act, the Participant understands that the exemption from registration under Rule 144 will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

6. No Obligation to Continue Service. This Agreement is not an agreement of consultancy. This Agreement does not guarantee that the Company or its affiliates will retain, or continue to retain, the Participant during the entire, or any portion of the, term of this Agreement, including but not limited to any period during which the Restricted Stock is outstanding, nor does it modify in any respect the Company or its affiliate’s right to terminate or modify the Participant’s consultancy or compensation.

7. Power of Attorney. The Company, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. The Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments and transfers of the Restricted Stock, Shares and property provided for herein, and the Participant hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for the purpose.

8. Uncertificated Shares. Notwithstanding anything else herein, to the extent permitted under applicable law, the Company may, issue the Restricted Stock in the form of uncertificated shares. Such uncertificated shares of Restricted Stock shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant. If thereafter certificates are issued with respect to the uncertificated shares of Restricted Stock, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.

9. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. Capitalized terms in this Agreement that are not otherwise defined shall have the same meaning as set forth in the Plan. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly. This Agreement, the Plan and the Management Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

10. Notices. Any notice or communication given hereunder (each a “Notice”) shall be in writing and shall be sent by personal delivery, by courier or by United States mail (registered or certified mail, postage prepaid and return receipt requested), to the appropriate party at the address set forth below:

If to the Company, to:

Take-Two Interactive Software, Inc.
622 Broadway
New York, New York 10012
Attention: General Counsel

If to the Participant, to:

or such other address or to the attention of such other person as a party shall have specified by prior Notice to the other party. Each Notice will be deemed given and effective upon actual receipt (or refusal of receipt).

11. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement will be governed by, and construed in accordance with, the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

12. Consent to Jurisdiction. In the event of any dispute, controversy or claim between the Company or any affiliate and the Participant in any way concerning, arising out of or relating to the Plan or this Agreement (a “Dispute”), including without limitation any Dispute concerning, arising out of or relating to the interpretation, application or enforcement of the Plan or this Agreement, the parties hereby (a) agree and consent to the personal jurisdiction of the courts of the State of New York located in New York County and/or the Federal courts of the United States of America located in the Southern District of New York (collectively, the “Agreed Venue”) for resolution of any such Dispute, (b) agree that those courts in the Agreed Venue, and only those courts, shall have exclusive jurisdiction to determine any Dispute, including any appeal, and (c) agree that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York. The parties also hereby irrevocably (i) submit to the jurisdiction of any competent court in the Agreed Venue (and of the appropriate appellate courts therefrom), (ii) to the fullest extent permitted by law, waive any and all defenses the parties may have on the grounds of lack of jurisdiction of any such court and any other objection that such parties may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court (including without limitation any defense that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum), and (iii) consent to service of process in any such suit, action or proceeding, anywhere in the world, whether within or without the jurisdiction of any such court, in any manner provided by applicable law. Without limiting the foregoing, each party agrees that service of process on such party pursuant to a Notice as provided in Section 11 hereof shall be deemed effective service of process on such party. Any action for enforcement or recognition of any judgment obtained in connection with a Dispute may be enforced in any competent court in the Agreed Venue or in any other court of competent jurisdiction.

13. Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

14. Miscellaneous.

(a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

(b) In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

(c) The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

[End of text. Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:
Name:
Title:

PARTICIPANT:

[ZELNICKMEDIA CORPORATION]

By:
Name:
Title:
[Taxpayer Identification Number]

Annex A

Vesting

A. Vesting.

The Restricted Stock shall become vested and cease to be Restricted Stock (but shall remain subject to the other terms of this Agreement and the Plan) in the amounts set forth opposite the Vesting Dates listed in the table below; provided, that with respect to each tranche, the Committee has determined that the applicable Measurement Price (as defined below) with respect to the Common Stock on the trading date immediately preceding the applicable Vesting Date (each a “Measurement Date”) achieves a Percentile Rank (as defined below) of 75% or higher with respect to Total Shareholder Return (as defined below) relative to the Peer Group (as defined below) for the period from the Grant Date though the applicable Measurement Date:

Vesting Date	Shares Eligible to Vest

June [ ], 2009	180,000
June [ ], 2010	270,000
June [ ], 2011	405,000
June [ ], 2012	45,000

There shall be no proportionate or partial vesting prior to any Vesting Date with respect to the Shares scheduled to vest on such Vesting Date or the achievement of any Percentile Rank with respect to Total Shareholder Return prior to the applicable Measurement Date.

B. Catch-Up; Forfeiture.

In the event that the Company does not achieve a Percentile Rank of 75% or higher with respect to Total Shareholder Return relative to the Peer Group as of a Measurement Date, the Shares of Restricted Stock that otherwise would have vested on the applicable Vesting Date shall nevertheless vest as of any succeeding Vesting Date if the Company achieves a Percentile Rank of 75% or higher with respect to Total Shareholder Return relative to the Peer Group as of the Measurement Date applicable to such succeeding Vesting Date. Any Shares of Restricted Stock that have not vested as of final Vesting Date shall automatically be forfeited and shall revert back to the Company without compensation to the Participant, other than the repayment of any par value paid by the Participant for such Shares (if any).

C. Definitions.

“Base Price” means the average closing price of the Common Stock or the common stock of a Peer Group company, as applicable, for each trading day during the 90 day period ending on the day immediately prior to the Grant Date.

“Measurement Price” means with respect to a Vesting Date, the average closing price of the Common Stock or the common stock of a Peer Group company, as applicable, for each of the 10 trading days ending on (and including) the applicable Measurement Date.

The “Peer Group” shall consist of the companies that comprise The NASDAQ Industrial Index on the applicable Measurement Date.

The “Percentile Rank” of a given company’s Total Shareholder Return is defined as the percentage of the Peer Group companies’ returns falling at or below the company’s Total Shareholder Return. The formula for calculating the Percentile Rank is as follows:

Percentile Rank = (N-R+1)/N * 100

Where:

N =	total number of companies in the Peer Group

R =	the numeric rank of the Company’s Total Shareholder Return relative to the Peer Group, where the highest Total Shareholder Return in the Peer Group is ranked number 1

The Percentile Rank shall be rounded to the nearest whole percentage, with (.5) rounded up.

To illustrate, if the Company’s Total Shareholder Return is the 25th highest in a Peer Group comprised of 100 companies, its Percentile Rank would be 76. The calculation is: (100 - 25 + 1)/100 x 100 =76.

“Total Shareholder Return” means the percentage change in the value of the Common Stock or the common stock of a Peer Group company, as applicable, from the Base Price to the Measurement Price on the applicable Measurement Date.

2